WHITNEY INFORMATION NETWORK, INC.
                              4818 Coronado Parkway
                            Cape Coral, Florida 33904


                               PROXY STATEMENT AND
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14, 2001

         To the shareholders of Whitney Information Network, Inc.:

         The Annual Meeting of the shareholders of Whitney Information Network, Inc. (the "Company") will be held at the Company's executive offices, 4818 Coronado Parkway, Cape Coral, Florida 33904, at 10:00 A.M. on June 14, 2001, or at any adjournment or postponement thereof, for the following purposes:

1.   To elect three directors of the Company.

2.   To transact such other business as may properly come before the meeting.

         Details relating to the above matters are set forth in the attached Proxy Statement. All shareholders of record of the Company as of the close of business on April 30, 2001 will be entitled to notice of and to vote at such meeting or at any adjournment or postponement thereof.

         ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A REPLY CARD IS ENCLOSED FOR YOUR CONVENIENCE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            Ronald S. Simon
                                            Secretary

                                            May 4, 2001

                                 PROXY STATEMENT
                        WHITNEY INFORMATION NETWORK, INC.
                              4818 Coronado Parkway
                            Cape Coral, Florida 33904
                            Telephone: (941) 542-8999

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 14, 2001

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Whitney Information Network, Inc. (the "Company"), a Colorado corporation, of no par value Common Stock ("Common Stock") to be voted at the Annual Meeting of Shareholders of the Company ("Annual Meeting") to be held at 10:00 A.M. on June 14, 2001, or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and the accompanying form of proxy will be first mailed or given to all shareholders of the Company on or about May 4, 2001. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the nominees for directors hereinafter named. The holders of a majority of the shares represented at the Annual Meeting in person or by proxy will be required to elect directors and approve any other proposed matters.

         Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting, that the proxy be returned.

         All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph or personal interview. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.


                    VOTING SHARES AND PRINCIPAL SHAREHOLDERS

         The close of business on April 30, 2001 has been fixed by the Board of Directors of the Company as the record date (the "record date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On the record date, there were outstanding 7,528,022 shares of Common Stock. Each share of Common Stock entitles the holder thereof to one vote on each matter which may come before the Annual Meeting. Cumulative voting for directors is not permitted. A majority of the issued and outstanding shares entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum at any shareholders' meeting.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information with respect to the ownership of the Company's Common Stock as of the date of this Report, by (i) each person who is known by the Company to own of record or beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors and
(iii) all directors and officers of the Company as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock and their addresses are in care of the Company. Shareholdings include shares held by family members and shares issuable under stock options exercisable within 60 days from the date of this Report.

--------------------------------------------------------------------------------
                                             Number of Shares       Percentage
        Name                                Beneficially Owned       of Class
        ----                                ------------------       --------
--------------------------------------------------------------------------------
  Russell A. Whitney                             6,480,000             86.1%
--------------------------------------------------------------------------------
  Richard W. Brevoort                              389,500              5.0%
--------------------------------------------------------------------------------
  Ronald S. Simon                                  252,000              3.3%
--------------------------------------------------------------------------------
All directors and officers as a group            7,121,500             87.2%
  (three persons)
--------------------------------------------------------------------------------



                              ELECTION OF DIRECTORS

         At the Annual Meeting, the shareholders will elect three directors of the Company. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as the Company's nominees for directors of the Company. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such person as the Board of Directors of the Company may recommend.

         The following table sets forth certain information regarding each director nominee and each executive officer of the Company. References to the "Company" in this information include the operations of (i) the Company's predecessor and wholly-owned subsidiary, Whitney Education Group, Inc. and (ii) the Company's eight other wholly-owned subsidiaries.


--------------------------------------------------------------------------------
                                                                     Officer/
Name                  Age                 Position                Director Since
--------------------------------------------------------------------------------
Russell A. Whitney     45    Chairman of the Board of Directors        1999
                                and Chief Executive Officer
--------------------------------------------------------------------------------

Richard W. Brevoort    63         President and Director               2000
--------------------------------------------------------------------------------
Ronald S. Simon        58    Secretary, Treasurer, Chief Financial     1998
                                     Officer and Director
--------------------------------------------------------------------------------

         Directors are elected at the Company's annual meeting of shareholders and serve a term of one year or until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors, subject to the bylaws of the Company. The principal occupation of each director nominee and executive officer of the Company, for at least the past five years, is as follows:

         Russell A. Whitney founded the Company and has been its Chief Executive Officer since 1987. He has also been President of each of the Company's nine wholly-owned subsidiaries since their inception. He is also an executive officer of six privately held Florida-based companies which are engaged in real estate development, publishing, marketing, software development and mortgage services. Mr. Whitney nevertheless devotes substantially all of his time to the Company's affairs.

         Richard W. Brevoort has been employed by the Company since February 1991 and became President and a director of the Company in August 1998. From 1984 to 1991 he was President of the Hudson Agency, a New York City-based marketing company.

         Ronald S. Simon has been a Certified Public Accountant since 1971. He has been Secretary, Treasurer, Chief Financial Officer and a director of the Company since August 1998. He is Secretary and Treasurer of three of the Company's wholly-owned subsidiaries. Mr. Simon earned a Bachelor of Science degree in accounting from the University of Illinois.

                             EXECUTIVE COMPENSATION

         None of the Company's executive officers received compensation in excess of $100,000 for the year ended December 31, 1999 or 2000 except Mr. Whitney, the Company's Chief Executive Officer. The following table indicates all compensation received the by Company's Chief Executive Officer in 1999 and 2000.

                           Summary Compensation Table

                                                     Annual Compensation (1)
--------------------------------------------------------------------------------
                                                             (e)       (f)
           (a)                 (b)     (c)      (d)      Stock    Other Annual
   Name and Principal        Year  Salary($)  Bonus($)  Options  Compensation($)
       Position              ----  ---------  --------  -------  ---------------
--------------------------------------------------------------------------------
Russell A. Whitney,          2000    250,000     0         0           0
Chief Executive Officer
--------------------------------------------------------------------------------
                             1999     67,344     0         0           0
--------------------------------------------------------------------------------

         The Company's directors do not receive compensation for attending Board meetings but are reimbursed for any out-of-pocket expenses.

CERTAIN TRANSACTIONS

         The Company leases office space from Russell A. Whitney, its Chairman and Chief Executive Officer under a three-year lease, which commenced on September 1, 1999 and terminates on October 31, 2002 at a monthly rental of $5,805.34.

         At December 31, 2000, Whitney Leadership Group, Inc. owed the Company $160,587 for sales of products. In addition, from time to time Whitney Leadership has lent money to the Company and the Company has provided payroll services to Whitney Leadership. Whitney Leadership is owned and controlled by Mr. Whitney.

         MRS Equity Corp. provides products and services to the Company and the Company provides MRS with payroll services. MRS is a wholly-owned subsidiary of Equity Corp. Holdings, which is owned and controlled by Mr. Whitney.

         Precision Software Services, Inc. develops and licenses software to the Company. Mr. Whitney owns a controlling interest in Precision.

         United States Fiduciary Corp. provides the Company with instructors and other services related to asset protection and wealth accumulation seminars sponsored by the Company. Mr. Whitney and Mr. Simon are directors of United States Fiduciary Corp.

         The amounts for products (software, books, tapes and supplies) purchased from affiliates for the year ended December 31, 2000 are as follows:

                  MRS Equity Corp.                   $  273,525
                  Precision Software Services, Inc.  $  378,525

         Payments made for commissions and fees to affiliates for the year ended December 31, 2000 are as follows:

                  Whitney Leadership Group, Inc.     $  230,476
                  United States Fiduciary Corp.      $  418,096

         The payroll service fees paid to the Company by affiliates for the year ended December 31, 2000 are as follows:

                  MRS Equity Corp.                   $  170,422
                  Precision Software Services, Inc.  $   68,811
                  Whitney Leadership Group, Inc.     $   80,956
                  Raw, Inc.                          $   10,869

         The Company believes the terms of the above transactions were fair, reasonable and consistent with terms that could be obtained from nonaffiliated third parties. Transactions with affiliates of the Company require approval of a majority of the disinterested members of the Company's Board of Directors.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Ehrhardt Keefe Steiner & Hottman, P.C., Denver, Colorado, conducted the audit of the Company's financial statements for the year ended December 31, 2000. It is the Company's understanding that this firm is obligated to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, the directors of the Company do not specifically approve, in advance, non-audit services provided by the firm, nor do they consider the effect, if any, of such services on audit independence.

                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

         Any shareholders of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at the Company's principal executive offices prior to the Company's fiscal year end. The proponent must be a record or beneficial shareholder entitled to vote at the next annual meeting of shareholders on the proposal and must continue to own the securities through the date on which the meeting is held.

                                 OTHER BUSINESS

         Management of the Company is not aware of any other matters which are to be presented to the Annual Meeting, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

         The above notice and Proxy Statement are sent by order of the Board of Directors.


                                            Ronald S. Simon
                                            Secretary

                                            May 4, 2001

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                      PROXY
                    FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
                        WHITNEY INFORMATION NETWORK, INC.
                            TO BE HELD JUNE 14, 2001

         The undersigned hereby appoints Russell A. Whitney as the lawful agent and Proxy of the undersigned (with all the powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of Common Stock of Whitney Information Network, Inc. held of record by the undersigned on April 30, 2001, at the Annual Meeting of Shareholders to be held June 14, 2001, or any adjournment or postponement thereof.

1. ELECTION OF DIRECTORS

         _____ FOR the election as a director of all nominees listed below (except as marked to the contrary below).

         _____    WITHHOLD AUTHORITY to vote for all nominees listed below.

         NOMINEES: Russell A. Whitney, Richard W. Brevoort and Ronald S. Simon.

INSTRUCTION: To withhold authority to vote for individual nominees, write their names in the space provided below.


2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the Annual Meeting, or any adjournment or postponement thereof.

         It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. Where no choice is specified by the shareholder the proxy will be voted for the election of the directors named in Item 1 above.

         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said Proxy may do by virtue hereof.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:
       ---------------              --------------------------------------------
                                    Signature

                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
                                    --------------------------------------------
                                    Signature, if held jointly


         PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OF SHAREHOLDERS. _____